Exhibit 99.1

FOR IMMEDIATE RELEASE                 CONTACT:             Leonard E. Moodispaw
                                                                CEO & President
                                                                   301.939.7000


             ESSEX COMPLETES ACQUISITION OF PERFORMANCE GROUP, INC.


COLUMBIA, MD - June 28, 2004 - Essex Corporation (NASDAQ: KEYW), announced that it has completed the acquisition of Performance Group, Inc. (PGI) with main offices in Fredericksburg, VA. The purchase was completed on June 25, 2004. PGI provides services and systems in the areas of Geographic Information Systems
(GIS), Imagery Processing and Analysis, Spatial Data Development, Environmental Consulting, Visualization, and IT Solutions to government and private sector clients.

"PGI is our second acquisition of 2004, after having considered many candidate companies," commented Leonard Moodispaw, CEO and President of Essex Corporation. "After speaking with PGI's customers, we believe that PGI has excelled in providing GIS systems and support services, and has excellent opportunities for expanding their core business, particularly with the U.S. Army. By combining these capabilities with other Essex technologies and talent, I believe there is an upside potential for several GIS centered offerings in the next two years. The Essex team is now over 230 people strong."

"With these two acquisitions, Essex has brought together the technology and team necessary to create an extraordinary offering of new services and products to the defense, intelligence, and homeland security communities," according to Lt. Gen. Claudia Kennedy (U.S. Army, Ret.), former Deputy Chief of Staff for Army Intelligence. "They have the ability to create a new generation of tools to visualize threats, using penetrating Synthetic Aperture Radar data and Essex technology to produce a 3-D image, then precisely locate that image on the earth along with other related information (PGI's GIS capabilities), and finally to apply advanced tools to automatically recognize images (CSI/Essex's cognitive computing capabilities). If such a tool were available today, I believe it would be saving lives."

PGI is a privately owned company with 39 full time employees and annual revenue of approximately $4.5 million in calendar year 2003. It has been profitable each year since it was founded in 1994.


                                   - M O R E -


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ESSEX COMPLETES ACQUISITION OF
PERFORMANCE GROUP, INC.
PAGE 2 OF 2


ABOUT ESSEX: Essex creates solutions for today's most advanced signal and image processing challenges, serving commercial, defense and intelligence customers. For more information contact Essex Corporation, 9150 Guilford Road, Columbia MD 21046; Phone 301.939.7000; Fax 301.953.7880; E-mail info@essexcorp.com, or on the Web at WWW.ESSEXCORP.COM.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO RISKS, UNCERTAINTY AND CHANGES IN CIRCUMSTANCES, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR
ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANTICIPATED RESULTS, PERFORMANCE OR ACHIEVEMENTS. ALL STATEMENTS CONTAINED HEREIN THAT ARE NOT CLEARLY HISTORICAL IN NATURE ARE FORWARD LOOKING. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE INCLUDE STATEMENTS ADDRESSING THE FOLLOWING SUBJECTS: FUTURE FINANCIAL CONDITION AND OPERATING RESULTS. ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS AFFECTING ESSEX'S BUSINESSES ARE EXAMPLES OF FACTORS, AMONG OTHERS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS.

MORE DETAILED INFORMATION ABOUT THESE AND OTHER FACTORS IS SET FORTH IN ESSEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003. ESSEX IS UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE OR ALTER ITS FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


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